UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 8, 2013

Geo Point Technologies, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2319 Foothill Drive, Suite 160
Salt Lake City, Utah		84109
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 810-4662

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in this Current Report, including the Exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act.

ITEM 7.01—REGULATION FD DISCLOSURE

On May 8, 2013, Geo Point Technologies, Inc. issued a Press Release regarding the acquisition of RTS-Oil LLP, a Kazakhstan registered entity organized as a limited liability partnership corporation, a copy of which is attached as Exhibit 99.1.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an Exhibit to this Current Report:

Exhibit Number	Title of Document	Location

99	Miscellaneous
99.1	Press Release dated May 8, 2013	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT TECHNOLOGIES, INC.
Registrant

Date: May 8, 2013	By:	/s/Jeffrey T. Jensen
Jeffrey T. Jensen
President and Chief Executive Officer

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